UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 18, 2008

NRG Energy, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-15891	41-1724239
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

211 Carnegie Center, Princeton, New Jersey		08540
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	609-524-4500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On December 18, 2008, NRG Energy, Inc. issued a press release in response to Exelon Corporation’s filings for regulatory approval with the Federal Energy Regulatory Commission, the Department of Justice and the Federal Trade Commission. The press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Press Release, dated December 18, 2008

Important Information

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of proxy of any stockholder of NRG Energy, Inc. (“NRG”).

In response to the exchange offer proposed by Exelon Corporation referred to in this Current Report, NRG has filed with the Securities and Exchange Commission (the “SEC”) a Solicitation/ Recommendation Statement on Schedule 14D-9. STOCKHOLDERS OF NRG ARE ADVISED TO READ NRG'S SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION.

Investors and stockholders will be able to obtain free copies of NRG’s Solicitation/Recommendation Statement on Schedule 14D-9, any other documents filed by NRG in connection with the exchange offer by Exelon Corporation, and other documents filed with the SEC by NRG at the SEC’s website at www.sec.gov. Free copies of any such documents can also be obtained by directing a request to Investor Relations Department, NRG Energy, Inc., 211 Carnegie Center, Princeton, New Jersey 08540.

Forward-Looking Statements

This Current Report contains forward-looking statements that may state NRG's or its management's intentions, hopes, beliefs, expectations or predictions for the future. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, and typically can be identified by the use of words such as “will,” “expect,” “estimate,” “anticipate,” “forecast,” “plan,” “believe” and similar terms. Although NRG believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Factors that could cause actual results to differ materially from those contemplated above include, among others, risks and uncertainties related to the capital markets generally.

The foregoing review of factors that could cause NRG’s actual results to differ materially from those contemplated in the forward-looking statements included herein should be considered in connection with information regarding risks and uncertainties that may affect NRG’s future results included in NRG’s filings with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Energy, Inc.

December 18, 2008	By:	/s/ J. Andrew Murphy

Name: J. Andrew Murphy
Title: Executive Vice President & General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated December 18, 2008